SCHEDULE 14A INFORMATION
     Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permited by
     Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            HERLEY INDUSTRIES, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)


      --------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii),  14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the  controversy  pursuant  to  Exchange  Act Rule
     14a-6(i)3.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
     2)   Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

          ----------------------------------------------------------------------
     4)   Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------
     5)   Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
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     2)   Form, Schedule or Registration Statement No.:
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     3)   Filing Party:
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     4)   Dated Filed:
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
                             HERLEY INDUSTRIES, INC.
                             ----------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               December 13, 1995
                             ---------------------

To the Stockholders of HERLEY INDUSTRIES, INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Herley Industries, Inc. will be held at the Comfort Inn, 500 Centerville Road, Lancaster, Pennsylvania 17601 on Wednesday, December 13, 1995 at 10:00 a.m., or at any adjournment thereof, for the following purposes:

     1.   To elect six directors;

     2. To consider and act upon a proposal to adopt a 1996 Stock Option Plan, set forth as Exhibit "A".

     3. To consider and act upon such other business as may properly come before this meeting or any adjournment thereof.

     The above matters are set forth in the Proxy Statement attached to this Notice to which your attention is directed.

     Only stockholders of record on the books of the Company at the close of business on October 30, 1995 will be entitled to vote at the Annual Meeting of Stockholders or at any adjournment thereof. You are requested to sign, date and return the enclosed Proxy at your earliest convenience in order that your shares may be voted for you as specified.



                               By Order of the Board of Directors,



                                        MYRON LEVY
                                        President

Dated:   November 7, 1995
         Lancaster, Pennsylvania

                             HERLEY INDUSTRIES, INC.
                                10 Industry Drive
                          Lancaster, Pennsylvania 17603



                               -------------------
                                 PROXY STATEMENT
                               -------------------


                         ANNUAL MEETING OF STOCKHOLDERS
                          Wednesday, December 13, 1995



     The Annual Meeting of Stockholders of Herley Industries, Inc. (the "Company") will be held on Wednesday, December 13, 1995 at The Comfort Inn, 500 Centerville Road, Lancaster, Pennsylvania 19601 at 10:00 a.m., for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This statement is furnished in connection with the solicitation by the Board of Directors of proxies to be used at the Annual Meeting and at any and all adjournments of such meeting.

     If a proxy in the accompanying form is duly executed and returned, the shares represented by such proxy will be voted as specified. Any person executing the proxy may revoke it prior to its exercise either by letter directed to the Company or in person at the Annual Meeting.

     This Proxy Statement has been mailed on or about November 7, 1995 to all stockholders as of the record date.

     Only stockholders of record on October 30, 1995 (the "Record Date") will be entitled to vote at the Annual Meeting or any adjournment thereof. The Company has outstanding one class of voting capital stock, namely 2,802,274 shares of Common Stock, $.10 par value. Stockholders are entitled to one vote for each share registered in their names at the close of business on the Record Date. To the knowledge of the Board of Directors, upon whose behalf this solicitation is made, the only persons owning more than 5% of the Company's Common Stock as of the Record Date are Lee N. Blatt, Chairman of the Board, residing in Vero Beach, Florida, who owns 331,774 (11.8%) shares of the Company's Common Stock, Allyson Gerber, daughter of Lee N. Blatt, residing in Floral Park, New York, who owns 157,234 (5.6%) shares of the Company's Common Stock, and Randi Rossignol, daughter of Lee N. Blatt, residing in Scarsdale, New York, who owns 157,233 (5.6%) shares of the Company's Common Stock.

                              ELECTION OF DIRECTORS

     The Company's Certificate of Incorporation provides for a Board of Directors consisting of not less than three nor more than twelve directors, classified into three classes as nearly equal in number as possible, whose terms of office expire in successive years. The Company's Board of Directors now consists of seven directors, including Mr. Richard J. Blakinger who is retiring from the Board of Directors and, accordingly, will not be nominated for reelection at this meeting. The Company's Board of Directors nominated for election at this meeting and the classes in which they will serve are as follows:

       Class I                  Class II                   Class III
       -------                  --------                   ---------
 (To Serve until the       (To Serve until the         (To Serve until the
 Annual Meeting of          Annual Meeting of           Annual Meeting of
 Stockholders in 1996)      Stockholders in 1997)       Stockholders in 1998)

 Gerald I. Klein          Myron Levy                       Lee N. Blatt
 David H. Lieberman(1)    Adm. Thomas J. Allshouse(1)(2)   John A. Thonet(2)

        (1) Member of Compensation Committee
        (2) Member of Audit Committee

     The directors are to be elected to hold office until the Annual Meeting of Stockholders as set forth above or until their successors are chosen and qualified. Shares represented by executed proxies in the form enclosed will be voted, if authority to do so is not withheld, for the election as directors of the aforesaid nominees (each of whom is now a director) unless any such nominee shall be unavailable, in which case such shares will be voted for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will be unavailable or, if elected, will decline to serve.

     Directors who are not employees of the Company receive a fee of $5,000 for each annual meeting of the Board of Directors and $1,500 for each interim Board of Directors or committee meeting attended. There were five meetings of the Board of Directors during the fiscal year ended July 30, 1995, including the annual meeting. Each Director attended or participated in at least 75% of such meetings of the Board of Directors. During the fiscal year ended July 30, 1995, there was one meeting each of the Audit and Compensation Committees. The Audit
Committee is involved in discussions with the Company's independent certified public accountants with respect to the year end audited financial statements. The Compensation Committee recommends executive compensation and the granting of stock options and warrants to key employees. See "Compensation Committee Report on Executive Compensation."

 Security Ownership

     The following table sets forth the indicated information as of October 5, 1995 with respect to the beneficial ownership of the Company's securities by the directors and by all officers and directors as a group:

                             Shares of Common Stock
                                      Director   Beneficially Owned as of
           Name                 Age     Since    October 5, 1995 (1)(6)
   ------------------------     ---   --------   -------------------------
   Lee N. Blatt(2)(5)            67     1965       331,774  shares (11.8%)
   Myron Levy(5)                 55     1992       130,709  shares  (4.7%)
   Gerald I. Klein(3)(5)         67     1991       135,000  shares  (4.8%)
   Adm. Thomas J.Allshouse       70     1983         9,600  shares
   Richard J. Blakinger(5)       73     1984        12,000  shares
   David H. Lieberman            50     1985         6,600  shares
   John A. Thonet(4)             45     1991         6,270  shares
    Directors and officers
     as a group (8 persons)                        637,453  shares (22.7%)

     (1) No officer or director owns more than one percent of the issued and outstanding Common Stock of the Company unless otherwise indicated. Ownership represents sole voting and investment power.
     (2) Does not include an aggregate of 588,970 shares owned by family members, including Hannah Thonet, Rebecca Thonet, Kathi Thonet, Randi Rossignol and Allyson Gerber, of which Mr. Blatt disclaims beneficial ownership.
     (3) Does not include an aggregate of 28,000 shares owned by family members, of which Mr. Klein disclaims beneficial ownership.
     (4) Does not include 105,000 shares, owned by Mr. Thonet's children, Hannah and Rebecca Thonet, and 137,233 shares owned by his wife, Kathi Thonet. Mr. Thonet disclaims beneficial ownership of these shares.
     (5) Does not include options to purchase 400,000, 160,000, 210,000 and 10,000 shares at prices ranging from $3.38 to $6.88 per share pursuant to the Company's Non-Qualified Stock Option Plans held by Messrs. Blatt, Levy, Klein and Blakinger, respectively.
     (6) Does not include the following outstanding warrants to purchase shares at a price of $7.125: Lee N. Blatt - 200,000, Myron Levy - 80,000, Gerald I. Klein - 120,000, Adm. Thomas J. Allshouse - 10,000, David H. Lieberman - 10,000, John A. Thonet - 10,000.

Principal Occupations of Directors

     The following is a brief account of the business experience for the past five years of the Company's directors:

     Mr. Lee N. Blatt has been Chairman of the Board of the Company since its organization in 1965. Mr. Blatt holds a Bachelors Degree in Electrical Engineering from Syracuse University and a Masters Degree in Business Administration from City College of New York. Mr. Blatt is primarily involved in the financial and administrative activities of the Company.

     Mr. Myron Levy has been President of the Company since June 1993 and served as Executive Vice President and Treasurer since May 1991, and prior thereto as Vice President for Business Operations and Treasurer since October 1988. For more than ten years prior to joining the Company, Mr. Levy, a certified public accountant, was employed in various executive capacities by Instrument Systems Corporation, most recently holding the position of Vice President.

     Mr. Gerald I. Klein has been Chief Technical Officer of the Company since March 1994, and has served as Chief Operating Officer and as Executive Vice President since January 1988.

     Admiral Thomas J. Allshouse has been a director of the Company since September 1983. Prior to 1981, when he retired from the United States Navy, Admiral Allshouse served for 34 years in various naval officer positions, including acting as commanding officer of the United States Naval Ships Parts Control Center. Admiral Allshouse holds a Bachelors Degree in Engineering from the United States Naval Academy and a Masters Degree in Business Administration from Harvard University.

     Mr. David H. Lieberman has been a practicing attorney in the State of New York for more than the past ten years and is a member of the firm of Blau, Kramer, Wactlar & Lieberman, P.C., general counsel to the Company. For the fiscal year ended July 30, 1995, approximately $202,000 in legal fees and disbursements were paid to this firm.

     Mr.  John  A.  Thonet  has  been   President  of  Thonet   Associates,   an
environmental consulting firm specializing in land planning and zoning matters for the past ten years. Mr. Thonet is the son-in-law of Mr. Lee N. Blatt.

                                   MANAGEMENT
Officers of the Company

     The executive officers of the Company are as follows:

          Name               Position Held with the Company
     ------------------      -------------------------------------
     Lee N. Blatt            Chairman of the Board and
                             Chief Executive Officer
     Myron Levy              President
     Gerald I. Klein         Chief Technical Officer
     Anello C. Garefino      Vice President-Finance,
                             Treasurer and Chief Financial Officer
     David H. Lieberman      Secretary

     Mr. Anello C. Garefino (48 years of age) has been employed by the Company in various executive capacities for more than the past five years. Mr. Garefino, a certified public accountant, was appointed Vice President-Finance, Treasurer and Chief Financial Officer in June 1993. From 1987 to January 1990, Mr. Garefino was Corporate Controller of Exide Corporation.

Executive Compensation

     The following table sets forth the annual and long-term compensation with respect to the Chairman/Chief Executive Officer and each of the other executive officers of the Company, for services rendered for the fiscal years ended July 30, 1995, July 31, 1994, and August 1, 1993.

                                    Summary Compensation Table

                                    Annual Compensation                    Long-Term Compensation
                             --------------------------------     -------------------------------------
                                                 Other Annual       Stock       Long-term     All Other
Name and           Fiscal                        Compensation      Option       Incentive   Compensation
Principal Position  Year    Salary(1)   Bonus(2)      (3)         Awards(#)   Plan Payouts       (4)
------------------  ----    ---------   -------- ------------    ----------   ------------     ------

Lee N. Blatt        1995    $503,842    $   -       $  -         100,000         $  -         $ 4,620
Chairman of         1994     454,705        -          -         100,000            -          22,400
the Board           1993     408,387        -          -         400,000 (5)        -          22,781

Myron Levy          1995     295,331        -          -          50,000            -           6,636
President           1994     240,384        -          -          40,000            -           5,041
                    1993     211,443        -          -         150,000 (5)        -           5,624

Gerald I. Klein     1995     295,328        -          -          50,000            -           4,620
Chief Technical     1994     286,727        -          -          60,000            -           4,980
Officer             1993     251,260        -          -         220,000 (5)        -           5,253

(1)  Amounts  set  forth  herein  include  cost  of  living   adjustments  under
     employment   contracts  in  fiscal  1995  and  are  less  than  contractual obligations in fiscal 1994 as a result of voluntary salary reductions.

(2) Represents for Messrs. Blatt, Levy and Klein incentive compensation under employment agreements. No incentive compensation was earned in fiscal 1995. Messrs. Blatt, Levy and Klein each waived their incentive compensation payments for fiscal 1994 and 1993. See "Management - Employment Agreements."

(3) Other Annual Compensation does not include amounts of certain perquisites and other non-cash benefits provided by the Company since such amounts do not exceed the lesser of $50,000 or 10% of the total annual base salary and bonus disclosed in this table for the respective officer.

(4) All Other Compensation includes: (a) $2,016 paid by the Company for term life insurance on Mr. Levy, and (b) $4,620, $4,620 and $4,620 contributed to the Company's 401(k) Plan as a pre-tax salary deferral for Messrs. Blatt, Levy and Klein respectively.

(5) Includes the following warrants issued in April 1993 for the right to purchase Common Stock of the Company at a price of $7.125: Lee N. Blatt - 200,000, Myron Levy - 80,000, Gerald I. Klein - 120,000.

Employment Agreements

     In June 1984, Lee N. Blatt entered into an employment agreement with the Company, which, as amended, terminates on December 31, 1999, subject to extension each January 1 for six years from that date not to extend, in any event, beyond December 31, 2002. Pursuant to the agreement, Mr. Blatt receives compensation consisting of salary, an annual cost of living increment, and an incentive bonus. The present base annual salary for Mr. Blatt is $475,000. Mr. Blatt's incentive bonus is not less than 5% of the Company's consolidated pretax earnings.

     In October 1988, the Company entered into an employment agreement with Myron Levy, which, as amended, terminates on December 31, 1999, subject to extension each January 1 for six years from that date not to extend, in any event, beyond December 31, 2002. The agreement, as amended, provides for a present base salary of $275,000 per annum, plus cost-of-living increments. Mr. Levy also is entitled to an incentive bonus in an amount equal to not less than 3% of the consolidated pretax earnings of the Company.

     In December 1991, the Company entered into an employment agreement with Gerald I. Klein which, as amended, terminates on December 31, 1999, subject to extension each January 1 for six years from that date not to extend, in any event, beyond December 31, 2002. The agreement provides for a present base salary at the annual rate of $275,000, an annual cost of living increment and an incentive bonus equal to not less than 3% of the consolidated pretax earnings of the Company.

     The employment agreements with Messrs. Blatt, Levy and Klein make provision for certain payments following death or disability. The employment agreements also provide for certain rights in the event there is a change in control of the Company, as defined therein.

Certain Transactions

     On October 17, 1995, the Board of Directors, with Messrs. Blatt and Klein abstaining, authorized the Company to enter into loan agreements with Messrs. Blatt and Klein whereby the Company will loan to them an amount not greater than the shares owned by them multiplied by 75% of the average closing price of the Company's Common Stock for the ten consecutive business days prior to the loan date. It is anticipated that the loan agreements will be executed on or before December 31, 1995. Mr. Blatt's loan will be secured by approximately 321,000 shares of the Company's Common Stock and Mr. Klein's loan will be secured by approximately 135,000 shares of the Company's Common Stock (the "Pledged Securities"), of which they are the respective record and beneficial owners. The interest rate to be paid will be the same or the equivalent rate paid by the Company for borrowed funds. The loans shall be for a one-year period renewable for up to four additional one year periods. The market value of the Pledged Securities are required to be not less than 60% of the principal amount of the loan outstanding for each person at the time of each renewal. The loan agreements will further provide that in the event of death or disability, as defined in Messrs. Blatt and Klein's employment agreements, the Company will be required to purchase and the decedent or his estate will be required to sell, the Pledged Securities, at a price equal to 10% less than the average closing price of the Company's Common Stock for the twenty consecutive business days prior to the date of death or disability, whichever is applicable (the "Purchase Price"). If at the time of death or disability the outstanding loan balance is insufficient to purchase all of the Pledged Securities, the Company will have an option exercisable for sixty days, to purchase the balance of the Pledged Securities at the Purchase Price.

     In determining whether to recommend this transaction, the Board of Directors carefully reviewed the short and long-term objectives of the Company, including stock value and the need for continuity in management and determined, in the exercise of their business judgment, that the loan agreements were in the best interests of the Company.

Stock Plans

1988 Non-Qualified Stock Option Plan.

     The Company's 1988 Non-Qualified Stock Option Plan covers 500,000 shares of the Company's Common Stock. Under the terms of the plan, the purchase price of the shares subject to each option granted will not be less than 85% of the fair market value at the date of grant. The date of exercise may be determined at the time of grant by the Board of Directors; however, if not specified, 20% of the shares can be exercised each year beginning one year after the date of grant so that such option may be exercised as to 100% of the shares covered thereby five years after the date of grant.

     No options were granted during the fiscal year ended July 30, 1995. At July 30, 1995 options to purchase 39,700 shares of Common Stock were outstanding, of which 29,775 shares were exercisable, at prices ranging from $5.69 to $12.01 per share. Upon approval of the 1996 Option Plan this plan will be terminated except for outstanding options thereunder.

1992 Non-Qualified Stock Option Plan.

     The 1992 Non-Qualified Stock Option Plan covers 1,000,000 shares of the Company's Common Stock. Under the terms of the Plan, the purchase price of the shares, subject to each option granted, is 100% of the fair market value at the date of grant. The date of exercise is determined at the time of grant by the Board of Directors; however, if not specified, 50% of the shares can be exercised each year beginning one year after the date of grant. The options expire ten years from the date of grant. Options for 255,000 shares were issued during the fiscal year ended July 30, 1995 at $3.38 per share. These options may be exercised cumulatively at the rate of 25% per year beginning one year after the date of grant. At July 30, 1995 options to purchase 902,800 shares of Common Stock were outstanding, of which 534,800 shares were exercisable, at prices ranging from $3.38 to $7.63 per share. Upon approval of the 1996 Option Plan this plan will be terminated except for outstanding options thereunder.

Warrant Agreements.

     In April 1993, the Company issued Common Stock Warrants to certain officers and directors for the right to acquire 430,000 shares of Common Stock of the Company at the fair market value of $7.125 per share at date of issue. The Warrants expire April 30, 1998.

Employee Savings Plan.

     The Company maintains an Employee Savings Plan which qualifies as a thrift plan under Section 401(k) of the Internal Revenue Code. This plan allows employees to contribute between 2% and 15% of their salaries to the plan. The Company, at its discretion can contribute 100% of the first 2% of the employees' salary so contributed and 25% of the next 4% of salary. Additional Company contributions can be made, depending on profits. The aggregate benefit payable to an employee is dependent upon his rate of contribution, the earnings of the fund, and the length of time such employee continues as a participant.

    The Company accrued approximately $151,000 for the fiscal year ended July 30, 1995 and contributed approximately $199,000 and $98,000 to this plan for the years ended July 31, 1994 and August 1, 1993, respectively. For the year ended July 30, 1995, $4,620 each was contributed by the Company to this plan for Messrs. Blatt, Levy, and Klein, and approximately $16,579 was contributed for all officers and directors as a group.

Stock Grants in Last Fiscal Year (1)

     The following table sets forth all stock option grants to the named executive officers during the fiscal year ended July 30, 1995:

                             Individual Grants (1)(2)
                   --------------------------------------------------      Potential Realizable Value
                                % of Total                                 at Assumed Annual Rates of
                                  Options                                   Stock Price Appreciation
                   Options       Granted to    Exercise                      for Option Term (4)(5)
                   Granted      Employees in    Price      Expiration      ---------------------------
   Name              (#)       Fiscal Year (3)  ($/Sh)        Date          0%        5%         10%
-----------------  --------------------------------------------------      ---------------------------
  Lee N. Blatt      100,000          39%        $3.38       02/06/05       $0     $212,600    $538,700

  Myron Levy         50,000          20%         3.38       02/06/05        0      106,300     269,300

  Gerald I. Klein    50,000          20%         3.38       02/06/05        0      106,300     269,300

     (1) All grants are under the Company's non-qualified stock option plans. Dollar gains are based on the assumed annual rates of appreciation of the exercise price of each option for the term of the option.

     (2) Grants were made in fiscal 1995 at 100% of the closing price of the Company's Common Stock on date of grant. Grants vest.

     (3) Total options granted to employees in 1995 were for 255,000 shares of Common Stock.

     (4) The amounts under the columns labeled "5%" and "10%" are included by the Company pursuant to certain rules promulgated by the Securities and Exchange Commission and are not intended to forecast future appreciation, if any, in the price of the Company's stock. Such amounts are based on the assumption that the named persons hold the options granted for their full ten year term. The actual value of the options will vary in accordance with the market price of the Company's Common Stock. The column headed "0%" is included to demonstrate that the options were granted at fair market value and optionees will not recognize any gain without an increase in the stock price, which increase benefits to all stockholders commensurately. The Company did not use an alternative formula to attempt to value options at the date of grant, as management is not aware of any formula which determines with reasonable accuracy a present value of options of the type granted to the optionees.

     (5) The increase in market value of the Company's stock for all stockholders as of the Record Date, assuming annual rates of stock appreciation from July 30, 1995 (stock price at $5.375 per share) over the ten year period used in this table, aggregates $9,472,600 at a rate of 5% and $24,005,300 at a rate of 10%.

             AGGREGATE OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                        FISCAL YEAR-END OPTION/SAR VALUES

     The following table sets forth stock options exercised during fiscal 1995 and all unexercised stock option grants and warrants issued to the named executive officers as of July 30, 1995.

                                                Number of Unexercised    Value of Unexercised In-The-Money
                   Shares                    Options at Fiscal Year-End    Options at Fiscal-Year End (2)
                 Acquired on     Value       ----------------------------  ------------------------------
Name             Exercise(#) Realized($)(1)  Exercisable   Unexercisable     Exercisable  Unexercisable
---------------   ---------  --------------  -----------   --------------    -----------  -------------
Lee N. Blatt          -             -         450,000 (3)      150,000       $    -         $199,500

Myron Levy            -             -         170,000 (3)       70,000            -           99,750

Gerald I. Klein       -             -         250,000 (3)       80,000            -           99,750

     (1) Values are calculated by subtracting the exercise price from the fair market value of the stock as of the exercise date.
     (2) Based upon the closing price of the Company's Common Stock of $5.375 on July 30, 1995.
     (3) Includes warrants issued in April 1993 for the right to purchase Common Stock of the Company at a price of $7.125 per share of 200,000, 80,000 and 120,000 to Messrs. Blatt, Levy, and Klein, respectively.

Board of Directors Interlocks and Insider Participation

     During fiscal 1995, the Company's Compensation Committee consisted of Messrs. Thomas J. Allshouse and David H. Lieberman. Except for Mr. Lieberman being Secretary and a member of a law firm acting as counsel to the Company, none of these persons were officers or employees of the Company during fiscal 1995 nor had any relationship requiring disclosures in this Proxy Statement.

     In accordance with rules promulgated by the Securities and Exchange Commission, the information included under the captions "Compensation Committee Report on Executive Compensation" and "Performance Graph" will not be deemed to be filed or to be proxy soliciting material or incorporated by reference in any prior or future filings by the Company under the Securities Act of 1933 or the Securities Exchange Act.

Compensation Committee Report on Executive Compensation

     The primary function of the Compensation Committee is to oversee policies relating to executive compensation including salary, incentive bonuses, fringe benefits and stock option awards. Its objective is to attract and retain qualified individuals by providing competitive compensation, while, at the same time, linking such compensation to corporate objectives. The Committee believes that providing a direct relationship between corporate results and executive compensation will best serve shareholder interest. This link between executive compensation and corporate performance is facilitated through incentive bonuses based on earnings and also through stock option awards. Salary ranges for the chief executive officer and other executive officers are based on the underlying accountability of each executive's position, which is reviewed on a regular basis, subject to the terms and conditions of employment agreements.

Relationship of Compensation to Performance for Officers and Chief Executive Officer

     The Compensation Committee annually establishes, subject to any applicable employment agreements, the salaries which will be paid to the Company's executive officers during the coming year. In setting salaries, the Committee takes into account several factors, including competitive compensation data, the extend to which an individual may participate in the stock option plans maintained by the Company and its affiliates, and qualitative factors bearing on an individual's experience, responsibilities, management and leadership abilities and job performance.

     The Compensation Committee:         Thomas J. Allshouse
                                         David H. Lieberman

Compliance with Section 16(a) of the Securities Exchange Act

     Section 16(a) of the Exchange Act requires the Company's executive officers, directors and persons who own more than ten percent of a registered class of the Company's equity securities (Reporting Persons") to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the "SEC") and the National Association of Securities
Dealers, Inc. (the "NASD"). These Reporting Persons are required by SEC regulations to furnish the Company with copies of all Forms 3, 4 and 5 they file with the SEC and NASD.

     Based solely upon the Company's review of the copies of the forms it has received, the Company believes that all Reporting Persons complied on a timely basis with all filing requirements applicable to them with respect to transactions during fiscal year 1995.

                                PERFORMANCE GRAPH

     The following graph sets forth the cumulative total stockholder return to the Company's stockholders during the five year period ended July 30, 1995 as well as an overall stock market index (NASDAQ Stock Market-US) and the Company's peer group index (S & P Aerospace/Defense):

                 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
       AMONG HERLEY INDUSTRIES,INC., THE NASDAQ STOCK MARKET-US INDEX AND
                       THE S & P AEROSPACE/DEFENSE INDEX

MEASUREMENT PERIOD           HERLEY            NASDAQ              S & P
(FISCAL YEAR COVERED)     INDUSTRIES,INC.   STOCK MARKET    AEROSPACE/DEFENSE
---------------------     ---------------   ------------    -----------------
1990                          100                 100              100
1991                          484                 118              105
1992                          747                 139              107
1993                          663                 169              136
1994                          332                 174              155
1995                          453                 243              232

      * $100 Invested on July 31, 1990 in stock or index including reinvestment of dividends. Fiscal year ending July 31.

                  PROPOSAL TO ADOPT THE 1996 STOCK OPTION PLAN

Introduction

     At the Annual Meeting there will be presented to stockholders a proposal to approve the adoption of the Herley Industries, Inc. 1996 Stock Option Plan (the "1996 Option Plan"), which was approved by the Board of Directors on October 17, 1995, subject to stockholder approval. Eligible participants are officers and employees of the Company or any of its subsidiaries or affiliates. Options granted under the 1996 Option Plan may be incentive stock options qualified under Section 422 of the Internal Revenue Code of 1986, as amended, (the "Code") or non-qualified stock options.

     Management believes that the Company's long-term success is dependent upon the ability of the Company to attract and retain qualified officers and employees and to motivate their best efforts on behalf of the Company's interests. The Company believes that the 1996 Option Plan will constitute an important part of the Company's compensation of its officers and other employees.

     The full text of the 1996 Option Plan appears as "Exhibit A" to this Proxy Statement. The principal features of the 1996 Option Plan are summarized below, but such summary is qualified in its entirety by the full text of the 1996 Option Plan.

Stock Subject to the Plan

     The stock to be offered under the 1996 Option Plan consists of shares, whether authorized but unissued or reacquired by the Company, of Common Stock of the Company. The total number of shares of Common Stock issuable upon the exercise of all stock options under the 1996 Option Plan may not exceed 500,000 shares, subject to adjustments upon the occurrence of certain events, including stock dividends, stock splits, mergers, consolidations, reorganizations, recapitalizations, or other capital adjustments.

Administration of the Plan

     The 1996 Option Plan is to be administered by the Board of Directors of the Company; provided, however, that the Board may, in the exercise of its discretion, designate from among its members a Compensation Committee or a Stock Option Committee (the "Committee") consisting of no fewer than two directors. The Board intends that its Compensation Committee will administer the 1996 Option Plan.

     Subject to the terms of the 1996 Option Plan, the Board of Directors or the Committee may determine and designate those officers and employees who are to be granted stock options under the 1996 Option Plan and the number of shares to be subject to such options and, as hereinafter described, the nature and terms of the options to be granted. The Board of Directors or the Committee shall also, subject to the express provisions of the 1996 Option Plan, have authority to interpret the 1996 Option Plan and to prescribe, amend and rescind the rules and regulations relating to the 1996 Option Plan.

Grant of Options

     Officers and employees of the Company or any of its subsidiaries or affiliates are eligible to participate in the 1996 Option Plan.

     The exercise price for incentive stock options granted under the 1996 Option Plan will be the fair market value of the Company's Common Stock on the date of grant of the stock option (or in the case of incentive stock options granted to any individual who owns stock possessing more than 10% of the total combined voting power of all voting stock of the Company [a "Principal Stockholder"], 110% of such fair market value). The exercise price for Non-Qualified Stock Options granted under the 1996 Option Plan will be not less than such fair market value. The option price, as well as the number of shares subject to such option, shall be appropriately adjusted by the Committee in the event of stock splits, stock dividends, recapitalizations, and certain other events involving a change in the Company's capital.

Exercise of Stock Options

     Stock options granted under the 1996 Option Plan shall expire not later than ten years from the date of grant, or in the case of any incentive stock option granted to a Principal Stockholder, five years from the date of grant or such shorter period as the Committee may determine.

     Stock options granted under the 1996 Option Plan may become exercisable in one or more installments in the manner and at the time or times specified by the Committee. Subject to this power of the Committee, and except in the manner described below upon the death of the Optionee, a stock option may be exercised for all of the subject shares on and after the first such anniversary of the date of the grant of such Option, but in no event later than the expiration of the term of the Option.

     Upon the exercise of a stock option, Optionees may pay the exercise price in cash, by certified or bank cashiers check or, at the option of the Company, in shares of Common Stock of the Company valued at its fair market value on the date of exercise, or a combination thereof. Withholding and other employment taxes applicable to the exercise of an option shall be paid by the optionee at such time as the Board of Directors or the Committee determines that the optionee has recognized gross income under the Code resulting from such exercise. These taxes may, at the option of the Company, be paid in shares of Common Stock.

     An Incentive Stock Option shall be exercisable during the Optionee's lifetime only by the Optionee and shall not be exercisable by the Optionee unless, at all times since the date of grant and at the time of exercise, such Optionee is an employee of the Company, or any subsidiary or affiliate, except that, upon termination of all employment (other than by death or by Total Disability followed by death in the circumstances provided below) with the Company, any subsidiary or any affiliate, the Optionee may exercise an Incentive Stock Option at any time within three months thereafter but only to the extent such Option is exercisable on the date of such termination.

     In the event of the death of an Optionee (i) while an employee of the Company, any parent corporation of the Company or any subsidiary, or (ii) within three months after termination of all employment with the Company, any parent corporation of the Company and any subsidiary (other than for Total Disability) or (iii) within three months after termination on account of Total Disability of all employment with the Company, any parent corporation of the Company and any Subsidiary, such optionee's estate or any person who acquires the right to exercise such option by bequest or inheritance or by reason of the death of the optionee may exercise such Optionee's Option at any time within the period of one year from the date of death. In the case of clauses (i) and (iii) above, such Option shall be exercisable in full for all the remaining shares covered thereby, but in the case of clause (ii) such Option shall be exercisable only to the extent it is exercisable on the date of such termination.

     To the extent the aggregate market value of the Common Stock (determined as of the date of grant) with respect to which any options granted are intended to be designated as Incentive Stock Options under the 1996 Option Plan (or any other incentive stock option plan of the Company or any subsidiary) which may be exercisable for the first time by the optionee in any calendar year exceeds $100,000, such options shall not be considered Incentive Stock Options.

     Stock options granted under the 1996 Option Plan may not be transferred by the holder other than by will or the laws of descent and distribution and may be exercised during the holder's lifetime only by the holder.

Change in Control

     In the event of a Change in Control (as defined), (a) all options outstanding on the date of such Change in Control shall, for a period of sixty
(60) days following such Change in Control, become immediately and fully exercisable, and (b) an optionee will be permitted to surrender for cancellation within sixty (60) days after such Change in Control any option or portion of an option which was granted more than six (6) months prior to the date of such surrender, to the extent not yet exercised, and to receive a cash payment in an amount equal to the excess, if any, of the Fair Market Value (on the date of surrender) of the shares of Common Stock subject to the option or portion thereof surrendered, over the aggregate purchase price for such Shares under the option.

Federal Income Tax Consequences

     Incentive Stock Options granted under the 1996 Option Plan are intended to be qualified incentive stock options in accordance with the provisions of
Section 422 of the Code. All other options granted under the 1996 Option Plan are non-qualified options not entitled to special tax treatment under Section 422 of the Code. Generally, the grant of an incentive stock option will not result in taxable income to the recipient at the time of the grant, and the Company will not be entitled to an income tax deduction at such time. The grant of non-qualified options will not result in taxable income to the recipient at the time of the grant to the extent that it is granted at 100% of the fair market value of the Company's Common Stock at such time. So long as such option does not result in taxable income to the recipient at the time of the grant, the Company will not be entitled to an income tax deduction.

     Upon the exercise of an Incentive Stock Option granted under the 1996 Stock Option Plan, the recipient will not be treated as receiving any taxable income, and the Company will not be entitled to an income tax deduction. Upon the exercise of a non-qualified option, an employee who is not a director or officer of the Company will be treated as receiving compensation, taxable as ordinary income, in an amount equal to the excess of the fair market value of the underlying shares of the Company's Common Stock at the time of exercise, over the exercise price. The date of recognition and determination of the ordinary compensation income attributable to shares received upon exercise of an option by an officer of the Company, while he or she is subject to Section 16(b) of the Securities Exchange Act of 1934, is generally delayed until six months after such exercise, unless that person elects to be taxed as of the date of exercise. The Company will receive an income tax deduction for the amount treated as compensation income to the recipient at the time and in the amount that the recipient recognizes such income.

     Upon subsequent disposition of the shares subject to the option, any differences between the tax basis of the shares and the amount realized on the disposition is generally treated as long-term or short-term capital gain or loss, depending on the holding period of the shares of Common Stock; provided, that if the shares subject to an incentive stock option are disposed of prior to the expiration of two years from the date of grant and one year from the date of exercise, the gain realized on the disposition will be treated as ordinary compensation income to the Optionee.

Board Position and Required Vote

     The affirmative vote of a majority of the outstanding voting stock present in person or by proxy at the Annual Meeting is required for approval of the 1996 Option Plan.

     The Board of Directors recommends a vote FOR approval of the adoption of the 1996 Option Plan.

                            MISCELLANEOUS INFORMATION

     A representative of Arthur Andersen LLP, the Company's independent auditors for the fiscal year ended July 30, 1995, plans to be present at the Annual Meeting with the opportunity to make a statement if he desires to do so, and will be available to respond to appropriate questions.

     As of the date of this Proxy Statement, the Board of Directors does not know of any business other than specified above to come before the meeting, but, if any other business does lawfully come before the meeting, it is the intention of the persons named in the enclosed Proxy to vote in regard thereto, in accordance with their judgment.

     The Company will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by use of the mails, certain officers and regular employees of the Company may solicit proxies by telephone, telegraph or personal interview. The Company may also request brokerage houses and other custodians, and, nominees and fiduciaries, to forward soliciting material to the beneficial owners of stock held by record by such persons, and may make reimbursement for payments made for their expense in forwarding soliciting material to the beneficial owners of the stock held of record by such persons.

     Stockholder proposals with respect to the Company's next Annual Meeting of Stockholders must be received by the Company no later than October 14, 1996 to be considered for inclusion in the Company's next Proxy Statement.

     A copy of the Company's Annual Report for the fiscal year ended July 30, 1995 has been provided to all stockholders as of the Record Date. The Annual Report is not to be considered as proxy soliciting material.


                                   By Order of the Board of Directors,


                                                  MYRON LEVY
                                                  President



Dated:   November 7, 1995
         Lancaster, Pennsylvania

                             HERLEY INDUSTRIES, INC.
                   BOARD OF DIRECTORS PROXY FOR ANNUAL MEETING
                                December 13, 1995

  The undersigned hereby appoints Lee N. Blatt and John A. Thonet, or either of them, attorneys and Proxies with full power of substitution in each of them, in the name and stead of the undersigned to vote as Proxy all the stock of the undersigned in HERLEY INDUSTRIES, INC., a Delaware corporation, at the Annual Meeting of Stockholders scheduled to be held December 13, 1995 and any adjournments thereof.

  The Board of Directors recommends a vote FOR the following proposals:

  1. Election of the following nominees, as set forth in the proxy statement:

     Adm. Thomas J. Allshouse, Lee N. Blatt, Gerald I. Klein, Myron Levy, David H. Lieberman, John A. Thonet

     -------------------------------------------------------------------------

  2. Proposal to adopt a 1996 Stock Option Plan, as set forth in Exhibit A.

               FOR  / /          AGAINST  / /          ABSTAIN  / /

  3. Upon such other business as may properly come before the meeting or any adjournment thereof.

                  (Continued and to be signed on reverse side)

THE SHARES REPRESENTED HEREBY SHALL BE VOTED BY PROXIES, AND EACH OF THEM, AS SPECIFIED AND, IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. SHAREHOLDERS MAY WITHHOLD THE VOTE FOR ONE OR MORE NOMINEE(S) BY WRITING THE NOMINEE(S) NAME(S) IN THE BLANK SPACE PROVIDED ON THE REVERSE HEREOF. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR THE PROPOSALS SET FORTH ON THE REVERSE HEREOF.

Dated: ______________ ,  1995           _______________________________   [L.S.]


                                        _______________________________   [L.S.]

                              (Note: Please sign exactly as your name appears hereon. Executors, administrators, trustees, etc. should so indicate when signing, giving full title as such. If signer is a corporation, execute in full corporate name by authorized officer. If shares are held in the name of two or more persons, all should sign.)

         PLEASE  DATE,  SIGN AND  RETURN  THIS  PROXY IN THE  ENCLOSED ENVELOPE.

                                    EXHIBIT A

                             HERLEY INDUSTRIES, INC.

                             1996 STOCK OPTION PLAN

SECTION 1.  GENERAL PROVISIONS

1.1.  Name and General Purpose

     The name of this plan is the Herley Industries, Inc. 1996 Stock Option Plan (hereinafter called the "Plan"). The purpose of the Plan is to enable Herley Industries, Inc. (the "Company") and its subsidiaries and affiliates to foster and promote the interests of the Company by attracting and retaining officers and employees of the Company who contribute to the Company's success by their ability, ingenuity and industry, to enable such officers and employees of the Company to participate in the long-term success and growth of the Company by giving them a proprietary interest in the Company and to provide incentive compensation opportunities competitive with those of competing corporations.

1.2  Definitions

     a. "Affiliate" means any person or entity controlled by or under common control with the Company, by virtue of the ownership of voting securities, by contract or otherwise.

     b.  "Board" means the Board of Directors of the Company.

     c. "Change in Control" means a change of control of the Company, or in any person directly or indirectly controlling the Company, which shall mean:

         (a) a change in control as such term is presently defined in Regulation 240.12b-(f) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); or

         (b) if any "person" (as such term is used in Section 13(d) and 14(d) of the Exchange Act) other than the Company or any "person" who on the date of this Agreement is a director or officer of the Company, becomes the "beneficial owner" (as defined in Rule 13(d)-3 under the Exchange Act) directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the voting power of the Company's then outstanding securities; or

         (c) if during any period of two (2) consecutive years during the term of this Plan, individuals who at the beginning of such period constitute the Board of Directors, cease for any reason to constitute at least a majority thereof.

    d.  "Code" means the Internal Revenue Code of 1986, as amended.

    e.  "Committee" means the Committee referred to in Section 1.3 of the  Plan.

    f. "Common Stock" means shares of the Common Stock, par value $.10 per share, of the Company.

    g. "Company" means Herley Industries, Inc., a corporation organized under the laws of the State of Delaware (or any successor corporation).

     h. "Disinterested Person" shall have the meaning set forth in Rule 16b-3(c)(2) as promulgated by the Securities and Exchange Commission (the "Commission");provided, that such person is also an "outside director" as set forth in Section 162(m) of the Code and the regulations promulgated thereunder.

     i. "Fair Market Value" means the market price of the Common Stock on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system on the date of the grant or on any other date on which the Common Stock is to be valued hereunder. If no sale shall have been reported on NASDAQ on such date, Fair Market Value shall be determined by the Committee in accordance with the Treasury Regulations applicable to incentive stock options under Section 422 of the Code.

     j. "Incentive Stock Option" means an Incentive Stock Option as described in Section 2.1 of the Plan.

     k. "Non-Qualified Stock Option" means a Non-Qualified Stock Option as described in Section 2.1 of the Plan.

     l. "Option" means any option to purchase Common Stock under Section 2 of the plan.

     m. "Participant" means any officer or employee of the Company, a Subsidiary or an Affiliate who is selected by the Committee to participate in the Plan.

     n. "Subsidiary" means any corporation in which the Company possesses directly or indirectly 50% or more of the combined voting power of all classes of stock of such corporation.

     o. "Total Disability" means accidental bodily injury or sickness which wholly and continuously disabled an optionee. The Committee, whose decisions shall be final, shall make a determination of Total Disability.

1.3  Administration of the Plan

     The Plan shall be administered by the Committee appointed by the Board consisting of two or more members of the Board all of whom shall be Disinterested Persons. The Committee shall serve at the pleasure of the Board and shall have such powers as the Board may, from time to time, confer upon it.

     Subject to this Section 1.3, the Committee shall have sole and complete authority to adopt, alter, amend or revoke such administrative rules, guidelines and practices governing the operation of the Plan as it shall, from time to time, deem advisable, and to interpret the terms and provisions of the Plan.

     The Committee shall keep minutes of its meetings and of action taken by it without a meeting. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all of the members of the Committee without a meeting, shall constitute the acts of the Committee.

1.4  Eligibility

     Stock options may be granted only to regular full-time and part-time employees of the Company or a Subsidiary or Affiliate. Subject to Section 2.3, any person who has been granted any Option may, if he is otherwise eligible, be granted an additional Option or Options. Those directors who are not regular employees are not eligible.

1.5 Shares

     The aggregate number of shares reserved for issuance pursuant to the Plan shall be 500,000 shares of Common Stock, or the number and kind of shares of stock or other securities which shall be substituted for such shares or to which such shares shall be adjusted as provided in Section 1.6.

     Such number of shares may be set aside out of the authorized but unissued shares of Common Stock or out of issued shares of Common Stock acquired for and held in the Treasury of the Company, not reserved for any other purpose. Shares subject to, but not sold or issued under, any Option terminating or expiring for any reason prior to its exercise in full will again be available for Options thereafter granted during the balance of the term of the Plan.

1.6  Adjustments Due to Stock Splits, Mergers, Consolidation, Etc.

     If, at any time, the Company shall take any action, whether by stock dividend, stock split, combination of shares or otherwise, which results in a proportionate increase or decrease in the number of shares of Common Stock theretofore issued and outstanding, the number of shares which are reserved for issuance under the Plan and the number of shares which, at such time, are subject to Options shall, to the extent deemed appropriate by the Committee, be increased or decreased in the same proportion, provided, however, that the Company shall not be obligated to issue fractional shares.

     Likewise, in the event of any change in the outstanding shares of Common Stock by reason of any recapitalization, merger, consolidation, reorganization, combination or exchange of shares or other corporate change, the Committee shall make such substitution or adjustments, if any, as it deems to be appropriate, as to the number or kind of shares of Common Stock or other securities which are reserved for issuance under the Plan and the number of shares or other securities which, at such time are subject to Options.

     In the event of a Change in Control, (a) all options outstanding on the date of such Change in Control shall, for a period of sixty (60) days following such Change in Control, become immediately and fully exercisable, and (b) an optionee will be permitted to surrender for cancellation within sixty (60) days after such Change in Control any option or portion of an option which was granted more than six (6) months prior to the date of such surrender, to the extent not yet exercised, and to receive a cash payment in an amount equal to the excess, if any, of the Fair Market Value (on the date of surrender) of the shares of Common Stock subject to the option or portion thereof surrendered, over the aggregate purchase price for such Shares under the option.

1.7  Non-Alienation of Benefits

     Except as herein specifically provided, no right or unpaid benefit under the Plan shall be subject to alienation, assignment, pledge or charge and any attempt to alienate, assign, pledge or charge the same shall be void. If any Participant or other person entitled to benefits hereunder should attempt to alienate, assign, pledge or charge any benefit hereunder, then such benefit shall, in the discretion of the Committee, cease.

1.8 Withholding or Deduction for Taxes

     If, at any time, the Company or any Subsidiary or Affiliate is required, under applicable laws and regulations, to withhold, or to make any deduction for any taxes, or take any other action in connection with any Option exercise, the Participant shall be required to pay to the Company or such Subsidiary or Affiliate, the amount of any taxes required to be withheld, or, in lieu thereof, at the option of the Company, the Company or such Subsidiary or Affiliate may accept a sufficient number of shares of Common Stock to cover the amount required to be withheld.

1.9 Administrative Expenses

     The entire expense of administering the Plan shall be borne by the Company.

1.10 General Conditions

     (a) The Board or the Committee may, from time to time, amend, suspend or terminate any or all of the provisions of the Plan, provided that, without the Participant's approval, no change may be made which would prevent an Incentive Stock Option granted under the Plan from qualifying as an Incentive Stock Option under Section 422 of the Code or result in a "modification" of the Incentive Stock Option under
          Section 424(h) of the Code or otherwise alter or impair any right theretofore granted to any Participant ; and further provided that, without the consent and approval of the holders of a majority of the outstanding shares of Common Stock of the Company present at a meeting at which a quorum exists, neither the Board nor the Committee may make any amendment which (i) changes the class of persons eligible for options; (ii) increases (except as provided under Section 1.6 above) the total number of shares or other securities reserved for issuance under the Plan; (iii) decreases the minimum option prices stated in
          Section 2.2 hereof (other than to change the manner of determining Fair Market Value to conform to any then applicable provision of the Code or any regulation thereunder); (iv) extends the expiration date of the Plan, or the limit on the maximum term of Options; or (v) withdraws the administration of the Plan from a committee consisting of two or more members, each of whom is a Disinterested Person.

     (b) With the consent of the Participant affected thereby, the Committee may amend or modify any outstanding Option in any manner not inconsistent with the terms of the Plan, including, without limitation, and irrespective of the provisions of Sections 2.3(c) and 2.4(b) below, to accelerate the date or dates as of which an installment of an Option becomes exercisable.

     (c) Nothing contained in the Plan shall prohibit the Company or any Subsidiary or Affiliate from establishing other additional incentive compensation arrangements for employees of the Company or such Subsidiary or Affiliate.

     (d) Nothing in the Plan shall be deemed to limit, in any way, the right of the Company or any Subsidiary or Affiliate to terminate a Participant's employment with the Company (or such Subsidiary or Affiliate) at any time.

     (e) Any decision or action taken by the Board or the Committee arising out of or in connection with the construction, administration, interpretation and effect of the Plan shall be conclusive and binding upon all Participants and any person claiming under or through any Participant.

     (f) No member of the Board or of the Committee shall be liable for any act or action, whether of commission or omission, (i) by such member except in circumstances involving actual bad faith, nor (ii) by any other member or by any officer, agent or employee.

1.11  Compliance with Applicable Law

     Notwithstanding any other provision of the Plan, the Company shall not be obligated to issue any shares of Common Stock, or grant any Option with respect thereto, unless it is advised by counsel of its selection that it may do so without violation of the applicable Federal and State laws pertaining to the issuance of securities and the Company may require any stock certificate so issued to bear a legend, may give its transfer agent instructions limiting the transfer thereof, and may take such other steps, as in its judgment are reasonably required to prevent any such violation.

1.12  Effective Dates

     The Plan was adopted by the Board on October 17, 1995, subject to approval by the stockholders of the Company. The Plan shall terminate on October 16, 2005.

SECTION 2.  OPTION GRANTS

2.1  Authority of Committee

     Subject to the provisions of the Plan, the Committee shall have the sole and complete authority to determine (i) the Participants to whom Options shall be granted; (ii) the number of shares to be covered by each Option; and (iii) the conditions and limitations, if any, in addition to those set forth in Sections 2 and 3 hereof, applicable to the exercise of an Option, including without limitation, the nature and duration of the restrictions, if any, to be imposed upon the sale or other disposition of shares acquired upon exercise of an Option.

     Stock options granted under the Plan may be of two types: an incentive stock option ("Incentive Stock Option"); and a non-qualified stock option ("Non-Qualified Stock Option").

     It is intended that the Incentive Stock Options granted hereunder shall constitute incentive stock options within the meaning of Section 422 of the Code and shall be subject to the tax treatment described in Section 422 of the Code.

     Anything in the Plan to the contrary notwithstanding, no provision of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify either the Plan or, without the consent of the optionee, any Incentive Stock Option under Section 422 of the Code.

     The Committee shall have the authority to grant Incentive Stock Options, or to grant Non-Qualified Stock Options, or to grant both types of Options. To the extent that any Option does not qualify as an Incentive Stock Option, in whole or in part, it shall constitute a separate Non-Qualified Stock Option to the extent of such disqualification.

2.2  Option Exercise Price

     The price of stock purchased upon the exercise of Options granted pursuant to the Plan shall be the Fair Market Value thereof at the time that the Option is granted.

     If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of the stock of the Company or any parent corporation of the Company or Subsidiary and an Option granted to such employee is intended to qualify as an Incentive Stock Option within the meaning of
Section 422 of the Code, the exercise price shall be no less than 110% of the Fair Market Value of the Common Stock on the date the Option is granted. The purchase price is to be paid in full in cash, certified or bank cashier's check or, at the option of the Company, Common Stock valued at its Fair Market Value on the date of exercise, or a combination thereof, when the Option is exercised and stock certificates will be delivered only against such payment.

2.3  Incentive Stock Option Grants

     Each Incentive Stock Option will be subject to the following provisions:

a. Term of Option: An Incentive Stock Option will be for a term of not more than ten years from the date of grant, except in the case of an employee described in the second paragraph of Section 2.2 above in which case an Incentive Stock Option will be for a term of not more than five years from the date of the grant.

b. Annual Limit: To the extent the aggregate Fair Market Value of the Common Stock (determined as of the date of grant) with respect to which any options granted hereunder are intended to be designated as Incentive Stock Options under the Plan (or any other incentive stock option plan of the Company or any Subsidiary) which may be exercisable for the first time by the optionee in any calendar year exceeds $100,000, such options shall not be considered incentive stock options.

c. Exercise: Subject to the power of the Committee under Section 1.10(b) above and except in the manner described below upon the death of the optionee, an Incentive Stock Option may be exercised for all of the subject shares on and after the first such anniversary of the date of the grant of such Option but in no event later than the expiration of the term of the Option. An Incentive Stock Option shall be exercisable during the optionee's lifetime only by the optionee and shall not be exercisable by the optionee unless, at all times since the date of grant and at the time of exercise, such optionee is an employee of the Company, any parent corporation of the Company or any Subsidiary, except that, upon termination of all employment (other than by death or by Total Disability followed by death in the circumstances provided below) with the Company, any parent corporation of the Company and any Subsidiary or Affiliate, the optionee may exercise an Incentive Stock Option at any time within three months thereafter but only to the extent such Option is exercisable on the date of such termination.

     If termination of employment is the result of the optionee having reached normal retirement age, option grants continue to be exercisable for five years after retirement but in no event later than the expiration of the term of the Option.

     In the event of the death of an optionee (i) while an employee of the Company, any parent corporation of the Company or any Subsidiary or Affiliate, or (ii) within three months after termination of all employment with the Company, any parent corporation of the Company and any Subsidiary or Affiliate (other than for Total Disability) or (iii) within three months after termination on account of Total Disability of all employment with the Company, any parent corporation of the Company and any Subsidiary, such optionee's estate or any person who acquires the right to exercise such option by bequest or inheritance or by reason of the death of the optionee may exercise such optionee's Option at any time within the period of one year from the date of death. In the case of clauses (i) and (iii) above, such Option shall be exercisable in full for all the remaining shares covered thereby, but in the case of clause (ii) such Option shall be exercisable only to the extent it was exercisable on the date of such termination.

     If an optionee's employment is terminated for deliberate, willful or gross misconduct, all rights under an Option expire upon receipt by the optionee of the notice of such termination. Notwithstanding the foregoing provisions regarding the exercise of an Option in the event of death, Total Disability or other termination of employment, in no event shall an Option be exercisable in whole or in part after the termination date provided in the Option.

d. Transferability: An Incentive Stock Option granted under the Plan shall not be transferable otherwise than by will or by the laws of descent and distribution.

2.4  Non-Qualified Stock Option Grants

    Each Non-Qualified Stock Option will be subject to the following provisions:

     a. Term of Option: A Non-Qualified Stock Option will be for a term of not more than ten years from the date of grant.

     b. Exercise: The exercise of a Non-Qualified Stock Option shall be subject to the same terms and conditions as provided under Section 2.3(c) above.

     c. Transferability: A Non-Qualified Stock Option granted under the Plan shall not be transferable otherwise than by will or by the laws of descent and distribution.

2.5  Agreements

     In consideration of any Options granted to a Participant under the Plan, each such Participant shall enter into an Option Agreement with the Company providing, consistent with the Plan, such terms as the Committee may deem advisable.